SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2001


                          GUARDIAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Florida                        0-28490                 58-1799634
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


                              3880 N. 28th Terrace
                          Hollywood, Florida 33020-1118
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 926-5200



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 5.   Other Events.

Guardian International, Inc. ("Guardian" or the "Company") and Westar Investments, Inc. ("Westar Investments"), a wholly owned subsidiary of Western Resources, Inc. ("Western"), are parties to a stockholders agreement relating to Westar Investments' ownership of shares of Guardian's Series D and Series E Preferred Stock. On December 31 2001, Westar Investments transferred 10,548 shares of Series D and 678 shares of Series E Preferred Stock to Western. In addition, Guardian executed an agreement, a copy of which is attached as an exhibit hereto, allowing Western to grant incentive compensation to Western's executive officers and directors in the form of restricted share units linked to such shares of Guardian's Series D and Series E Preferred Stock. The restricted share units provide for the transfer of the Series D and Series E Preferred Stock to the holder upon vesting (subject to the holder agreeing to become a party to the above referred to stockholders agreement), which vesting will occur if certain share price appreciation goals are met with respect to Western's Common Stock. The restricted share units were granted to eleven executive officers of Western, including David C. Wittig, Chairman of the Board, President and Chief Executive Officer of Western, and Douglas T. Lake, Executive Vice President of Western and also a director of Guardian. In the aggregate, the Series D preferred stock underlying all of the restricted share units granted to Western executive officers are convertible into approximately 28% of Guardian's Class A Common Stock on a fully diluted basis. The Series D Preferred Stock underlying the restricted share units granted to Mr. Wittig and Mr. Lake are convertible into approximately 15% and 9%, respectively, of Guardian's Class A Common Stock on a fully diluted basis.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits.

         The following are filed as exhibits to this Current Report on Form 8-K.

10.44 Form of Acknowledgement executed by the Company, Richard Ginsburg, Harold Ginsburg, Sheilah Ginsburg, Rhonda Ginsburg, Westar Investments and Western Resources





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                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GUARDIAN INTERNATIONAL, INC.

                                 By:  /s/ HAROLD GINSBURG
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                                       Harold Ginsburg
                                         President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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10.44    Form of Acknowledgement executed by the Company, Richard Ginsburg,
         Harold Ginsburg, Sheilah Ginsburg, Rhonda Ginsburg, Westar Investments and Western Resources